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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        THE SEIBELS BRUCE GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                          THE SEIBELS BRUCE GROUP, INC.
                                1501 LADY STREET
                              (POST OFFICE BOX ONE)
                        COLUMBIA, SOUTH CAROLINA 29201(2)

                                             June 22, 1998

Dear Shareholder:

         We previously mailed to you a notice of the Annual Meeting of Shareholders of The Seibels Bruce Group, Inc. (the "Company"), a proxy card and a proxy statement (the "Proxy Statement") discussing the proposals which will be presented for shareholders' consideration at the Annual Meeting. On April 15, 1998, after we mailed the Proxy Statement to you, Mr. Ernst N. Csiszar resigned as President, Chief Executive Officer and director of the Company. As a result of the resignation of Mr. Csiszar, the Board of Directors of the Company has determined that it would be in the best interests of the Company and its shareholders to modify certain proposals that were contained in the Proxy Statement and to provide you with additional information regarding Mr. Csiszar's resignation, such modifications and other matters.

         In order to provide you with sufficient time to consider this additional information, the Board of Directors has decided to postpone the Annual Meeting to a new date and time. The postponed Annual Meeting will take place on Friday, July 31, 1998, at 11:00 a.m. local time, at the offices of the Company at 1501 Lady Street, Columbia, South Carolina 29201. Enclosed with this letter are a new Notice of the Annual Meeting, together with an Addendum to the Proxy Statement (the "Addendum") that will describe more specifically the modifications to the Proposals contained in the Proxy Statement. The Addendum will also contain a new Proxy Card on which you may indicate your votes on the modified proposals. It is important that you return the new Proxy Card because any proxies that are returned pursuant to the Proxy Statement and Notice mailed to you on or about April 13, 1998 will be invalid and will not be voted at the postponed Annual Meeting. Other than the additional information contained in the Addendum, there has been no change in the proposals to be considered by the shareholders at the Annual Meeting.

         REGARDLESS OF WHETHER OR NOT YOU HAVE PREVIOUSLY RETURNED A PROXY CARD, IT IS IMPORTANT THAT YOU SIGN AND DATE THE ENCLOSED PROXY CARD.

         Please sign and date the enclosed proxy card and return it in the enclosed postage-prepaid envelope. If you attend the Annual Meeting, you may vote in person, even if you previously returned your proxy. In addition, you may revoke or change your prior vote by returning an additional proxy card.


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         If you would like to receive additional copies of the Proxy Statement, please write or call the Corporate Secretary, The Seibels Bruce Group, Inc., 1501 Lady Street, (Post Office Box One), Columbia, South Carolina 29201(2);
Telephone: (803) 748-2000; Facsimile: (803) 748-2839.

         We look forward to seeing you at the Annual Meeting on July 31, 1998.


                                           Sincerely,

                                           /s/ John A. Weitzel

                                           John A. Weitzel
                                           President and Chief Executive Officer


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                          THE SEIBELS BRUCE GROUP, INC.
                            COLUMBIA, SOUTH CAROLINA

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 31, 1998


To the Shareholders of The Seibels Bruce Group, Inc.:

         Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of The Seibels Bruce Group, Inc. (the "Company") will be held at the offices of the Company at 1501 Lady Street, Columbia, South Carolina 29201 at 11:00 a.m., on Friday, July 31, 1998 for the purpose of considering and acting upon the following:

         1) The proposal to ratify the Board of Directors' determination to fix the number of directors at 12, subject to the approval of the Shareholders (Proposal 1);

         2) The election of five (5) directors to hold office until the 2001 Annual Meeting of Shareholders or until his/her successor shall be elected and shall qualify (Proposal 2);

         3) The ratification of the Board's appointment of Arthur Andersen LLP as auditors of the Company's books and records for the fiscal year ending December 31, 1998 (Proposal 3);

         4) The proposal to adopt amendments to the Company's Articles of Incorporation to increase the authorized common stock of the Company, par value $1.00 per share (the "Common Stock"), from 12,500,000 to 17,500,000 shares (Proposal 4);

         5) The proposal to amend the 1996 Stock Option Plan for Employees (the "Incentive Plan") to increase the aggregate number of shares available for issuance under the Incentive Plan from 1,250,000 to 2,500,000 shares of Common Stock (Proposal 5); and

         6) The transaction of such other business as may properly and lawfully come before the Annual Meeting or any adjournment thereof.

         All of the foregoing, with the exception of the additional information set forth herein, is more fully set forth in the Proxy Statement mailed to shareholders of the Company on or about April 13, 1998. To the extent information contained in the attached Addendum to Proxy Statement (the "Addendum") differs from or conflicts with information contained in the Proxy Statement, then the Addendum shall supersede and replace the Proxy Statement.

         The transfer books of the Company closed as of the end of business on June 10, 1998 (the "Record Date") for purposes of determining shareholders who are entitled to notice of and to vote at the Annual Meeting, but will not be closed for any other purpose.


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         All shareholders are cordially invited to attend the Annual Meeting in person. If you cannot attend the Annual Meeting, please take the time to promptly sign, date and mail the enclosed proxy in the envelope we have provided. If you attend the Annual Meeting and decide that you want to vote in person, you may revoke your proxy. The Board of Directors recommends that you vote in favor of the nominees for directors and the described proposals, as modified by the Addendum, to be considered at the Annual Meeting.

                                            By order of the Board of Directors

                                            /s/ Matt P. McClure
                                            ---------------------------------
                                            Matt P. McClure
                                            Assistant Secretary

June 22, 1998


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                          THE SEIBELS BRUCE GROUP, INC.

                       -----------------------------------

                       Addendum to Proxy Statement for the
                         Annual Meeting of Shareholders
                                  July 31, 1998

                       -----------------------------------


         As described in the Notice of Annual Meeting and Letter enclosed with this Addendum (this "Addendum") to the Proxy Statement, the Board of Directors has determined that in order to provide shareholders of the Company with sufficient time to consider the additional information contained herein, the Annual Meeting should be postponed to July 31, 1998. A new Proxy Card on which you may indicate your votes on the Proposals, as modified herein, has been included with this Addendum. Please sign, date and return the Proxy Card to the Company. It is important that you return the new Proxy Card because any proxies that are returned pursuant to the Proxy Statement and Notice mailed to you on or about April 13, 1998 will be invalid and will not be voted at the postponed Annual Meeting.

         This Addendum relates to the resignation of Mr. Ernst N. Csiszar and the modification of certain Proposals to be considered at the Annual Meeting of shareholders of The Seibels Bruce Group, Inc. (the "Company"). The Proxy Statement was originally mailed to shareholders of the Company on or about April 13, 1998. The purpose of this Addendum is to inform you of such resignation, the modified Proposals and certain other matters. To the extent information in this Addendum differs from or conflicts with information contained in the Proxy Statement, then this Addendum shall supersede and replace the Proxy Statement. To the extent certain capitalized terms are used herein and not otherwise defined herein, such terms shall have the meanings ascribed thereto in the Proxy Statement.


                                     GENERAL

         This Addendum has been furnished to the holders of Common Stock of the Company in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of shareholders to be held at the time and place and for the purposes specified in the accompanying Notice of Annual Meeting of Shareholders and at any adjournments thereof. It is anticipated that this Addendum will be mailed to shareholders commencing on June 22, 1998.

         When the enclosed proxy is properly executed and returned, the shares which it represents will be voted at the Annual Meeting in accordance with the instructions thereon, or if directions are not indicated, then the proxy will be voted for the election of directors of some or all of the persons listed on the proxy, as described herein and in the Proxy Statement.

         In connection with postponing the date of the Annual Meeting, the Board of Directors has selected a new record date in accordance with the laws of the State of South Carolina. Only holders


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of record of issued and outstanding shares of Common Stock, as of June 10, 1998
(the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 7,765,215 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote, except as described in the Proxy Statement and as described below. See "Voting at the Annual Meeting -- Modification of Proposals."


                             ADDITIONAL INFORMATION

Resignation of Ernst N. Csiszar

         On April 15, 1998, Ernst N. Csiszar resigned from his position as President, Chief Executive Officer and a member of the Board of Directors of the Company due to personal reasons. Mr. Csiszar's resignation was effective immediately. John A. Weitzel, Chief Financial Officer and a director of the Company since 1995, was named the new President and Chief Executive Officer.

         Due to Mr. Csiszar's resignation, a vacancy was created on the Board of Directors of the Company. Because of Mr. Csiszar's resignation, the Board of Directors has determined that (i) the order of the Proposals to be voted on at the Annual Meeting by the shareholders should be modified and (ii) Proposal No. 1 (as re-ordered) should be modified to provide that, if the Board's determination is ratified by the shareholders, the number of directors will be fixed at 12, rather than at 13. See "Voting at the Annual Meeting -- Modification of Proposals." If re-ordered Proposal No. 1 is not ratified by the shareholders at the Annual Meeting, then a vacancy will occur on the Board of Directors as a result of Mr. Csiszar's resignation. The Shareholders will be entitled to nominate persons to fill such vacancy if such nominations are conducted in accordance with the Company's bylaws (the "Bylaws") and are otherwise properly brought before the Annual Meeting.

         In connection with Mr. Csiszar's resignation, the Board of Directors of the Company determined that it was in the best interests of the Company and its shareholders to compensate Mr. Csiszar for his years of service with the Company in a manner commensurate with his contribution. Therefore, the Board of Directors approved a severance compensation package consisting of a lump sum payment of $320,000, conditioned upon the forfeiture by Mr. Csiszar of all options to purchase common stock of the Company held by him at the time of his resignation.

Certain Other Information

         Mr. John C. West, chairman of the Board of Directors of the Company, is of counsel to the law firm of Bethea, Jordan & Griffin. Bethea, Jordan & Griffin has been retained by the Company to perform legal services. During the fiscal year ended December 31, 1997, the Company paid a total of $39,891 to Bethea, Jordan & Griffin.

         Based upon information provided by Charles H. Powers and Walker S. Powers, during the fiscal year ended December 31, 1997, the Company paid a total of $482,672 to SADISCO Corporation ("SADISCO") of which $96,307 was for salvage and disposal services provided to the Company in the ordinary course of business and $386,365 was for reimbursement of expenses

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advanced by SADISCO on behalf of the Company in connection with such services.
Charles H. Powers, a director of the Company, is the owner and operator of SADISCO.


                          VOTING AT THE ANNUAL MEETING

Cumulative Voting

         It is intended that shares represented by proxies in the form accompanying this Addendum will be voted for the election of the persons listed in the Proxy Statement. As previously stated, if Proposal No. 1 is not ratified by the shareholders at the Annual Meeting, then the Board of Directors will accept nominations for the vacancy created by Mr. Csiszar's resignation that are properly brought before the Annual Meeting if such nominations otherwise comply with the Bylaws.

         Although the Board of Directors does not know whether any nominations will be made at the Annual Meeting other than those set forth in the Proxy Statement, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the form enclosed with this Addendum (if authority to vote for the election of directors or for any particular nominees is not withheld) will have full discretion and authority to vote cumulatively and allocate votes among any or all of the nominees of the Board of Directors in such order as they may determine.

Modification of Proposals

         General. The Proposals to be acted on by the shareholders at the Annual Meeting have been modified in two ways: (i) the Proposals have been re-ordered so that Proposal No. 3, ratification of the Board of Directors' determination to fix the number of directors on the Board of Directors, will become Proposal No. 1; and (ii) re-ordered Proposal No. 1 will be to ratify the Board of Directors' determination to fix the number of directors at 12, rather than at 13. The re-ordering of Proposals will have the effect that if re-ordered Proposal No. 1 is ratified by the shareholders at the Annual Meeting, the vacancy created by Mr. Csiszar's resignation will be eliminated and the number of directors on the Board of Directors will be fixed at 12. If, however, re-ordered Proposal No. 1 is not ratified by the shareholders at the Annual Meeting, then the board seat previously held by Mr. Csiszar will be vacant. Therefore, if re-ordered Proposal No. 1 is not ratified by the shareholders at the Annual Meeting, any shareholder may nominate a person to fill such vacancy prior to consideration of re-ordered Proposal No. 2, election of directions, at the Annual Meeting, subject to the requirements of the Bylaws.

         Proposal No. 1. The Articles of Incorporation of the Company (the "Articles") provide that the Board of Directors of the Company may, from time to time, fix the number of directors of the Company at a certain number. The business corporation laws of South Carolina provide that the shareholders must approve any increase or decrease in the number of directors by more than 30% of the number of directors last approved by the shareholders. The number of directors was fixed by the Shareholders at the annual meeting of shareholders held on December 12, 1996 at eighteen (18).

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Since that time, the Board has fixed the number of directors at thirteen (13).
On May 28, 1998, after the resignation of Mr. Csiszar, the Board of Directors determined to fix the number of directors at twelve (12), subject to approval of the Shareholders at the Annual Meeting. Therefore, the Board of Directors has modified Proposal No. 1 so that the Shareholders may ratify the determination of the Board of Directors to fix the number of directors at twelve (12).

         RESOLVED, that determination of the Board of Directors to decrease the number of directors of the Company from eighteen (18) to twelve (12) be ratified by the Shareholders.

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